EXHIBIT INDEX
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Exhibit No.                   Title                          Page
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 2.        Plan of Acquisition, Reorganization,
           Arrangement, Liquidation or Succession

     A.      Agreement and Plan of Merger among
             Carpenter Technology Corporation,
             Score Acquisition Corp. and Talley
             Industries, Inc. dated September 25,
             1997 is incorporated herein by
             reference to Exhibit (c)(1) to
             Schedule 14d-1 relating to Talley
             Industries, Inc. filed on October 2,
             1997 by Carpenter and Score
             Acquisition Corp.

     B.      Agreement and Plan of Merger dated
             January 6, 1997, by and among Dynamet
             Incorporated, Shareholders of Dynamet
             Incorporated and Carpenter is
             incorporated herein by reference to
             Exhibit 1 to Carpenter's Current
             Report on Form 8-K filed on
             March 27, 1997.

 3.        Articles of Incorporation and By-Laws

     A.      Restated Certificate of Incorporation
             is incorporated herein by reference
             to Exhibit 3A of Carpenter's 1987
             Annual Report on Form 10-K.

     B. By-Laws, amended as of December 5, 1996, are incorporated herein by reference to
             Exhibit 3B of Carpenter's 1996 Annual
             Report on Form 10-K and to Exhibit 3 of
             Carpenter's Form 10-Q Quarterly Report
             for the quarter ended December 31, 1996.

 4.        Instruments Defining Rights of Security
           Holders, Including Indentures

     A.      Restated Certificate of Incorporation
             and By-Laws set forth in Exhibit Nos.
             3A and 3B, above.

     B.      Carpenter's Registration Statement
             No. 333-44757, as filed on Form S-3 on
             January 22, 1998, and amended on
             February 13, 1998, with respect to
             issuance of Common Stock and unsecured
             debt is incorporated herein by reference.
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     C.      Prospectus, dated February 13, 1998 and
             Prospectus Supplement, dated March 31, 1998,
             File No. 333-44757, with respect to issuance
             Of $198,000,000 of Medium Term Notes
             are incorporated by reference.

     D.      Indenture dated January 12, 1994,
             between Carpenter and U.S. Bank
             Trust National Association, formerly
             known as First Trust of New York,
             National Association, as successor
             Trustee to Morgan Guaranty Trust
             Company of New York, related to
             Carpenter's I) $100,000,000 of
             unsecured medium term notes registered
             on Registration Statement No. 33-51613
             and ii) $198,000,000 of unsecured
             medium term notes registered on
             Registration Statement No. 333-44757
             is incorporated by reference to
             Carpenter's Report on Form 10-Q for
             the quarterly period ended
             December 31, 1993.

     E.      Forms of Fixed Rate and Floating Rate
             Medium-Term Note, Series B are
             incorporated by reference to Exhibit 20
             to Carpenter's Current Report on Form
             8-K filed on April 15, 1998.

     F.      Pricing Supplements No. 1 through 25
             dated and filed from April 2, 1998 to
             June 11, 1998, supplements to Prospectus dated February 13, 1998 and Prospectus
             Supplement dated March 31, 1998, File No.
             333-44757 with respect to issuance of
             $198,000,000 of Medium Term Notes are
             incorporated herein by reference.

10.        Material Contracts

     A.      Supplemental Retirement Plan for
             Executive Officers, amended as of
             April 23, 1996, is incorporated
             herein by reference to Exhibit No. 10A
             to Carpenter's 1996 Annual Report on
             Form 10-K.

     B.      Management and Officers Capital Appre-
             ciation Plan, an Incentive Stock Option
             Plan, amended as of August 9, 1990, is
             incorporated herein by reference to
             Exhibit No. 10B to Carpenter's 1990
             Annual Report on Form 10-K.

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     C.      Incentive Stock Option Plan for
             Officers and Key Employees, amended
             as of August 9, 1990, is incorporated
             herein by reference to Exhibit No. 10C
             to the Company's 1990 Annual Report on
             Form 10-K.

     D. Directors Retirement Plan is incorporated herein by reference to Exhibit No. 10E to Carpenter's 1983 Annual Report on Form
             10-K.

     E.      Deferred Compensation Plan for
             Nonmanagement Directors of Carpenter
             Technology Corporation, amended as of
             December 7, 1995, is incorporated
             herein by reference to Exhibit No. 10E
             to Carpenter's 1996 Annual Report on
             Form 10-K.

     F. Deferred Compensation Plan for Corporate and Division Officers of Carpenter
             Technology Corporation, amended as of
             April 1, 1997, is incorporated by
             reference to Exhibit E-9 to Carpenter's 1997
             Annual Report on Form 10-K.

     G.      Executive Annual Compensation Plan,
             amended as of July 1, 1997 is
             incorporated by reference to Exhibit
             E-20 to Carpenter's 1997 Annual
             Report on Form 10-K.

     H.      Non-Qualified Stock Option Plan For
             Non-Employee Directors, as amended, is
             incorporated herein by reference to
             Appendix A of Carpenter's 1997 Proxy
             Statement.

     I.      Officers' Supplemental Retirement Plan
             of Carpenter Technology Corporation is
             incorporated herein by reference to
             Exhibit 10I to Carpenter's 1990 Annual
             Report on Form 10-K.

     J.      Trust Agreement between Carpenter and
             the Chase Manhattan Bank, N.A., dated
             September 11, 1990 as amended and
             restated on May 1, 1997, relating in
             part to the Supplemental Retirement
             Plan for Executive Officers, Deferred
             Compensation Plan for Corporate and
             Division Officers and the Officers'
             Supplemental Retirement Plan of
             Carpenter Technology Corporation is
             incorporated by reference to Exhibit
             E-28 to Carpenter's 1997 Annual Report
             Form 10-K.
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     K.      Indemnification Agreements, entered
             Into between Carpenter and each of the
             directors and the following executive
             officers: Robert W. Cardy, Dennis M.
             Draeger, G. Walton Cottrell, Nicholas F.
             Fiore, Robert W. Lodge and John R. Welty are incorporated by reference to the form attached to Carpenter's 1993 Form 10-K.

     L.      Stock-Based Incentive Compensation Plan
             for Officers and Key Employees, amended
             as of June 27, 1996, is incorporated
             herein by reference to Appendix A to
             the 1996 Proxy Statement.

     M.      Stock Purchase Agreement dated
             July 28, 1993, between Carpenter
             Technology Corporation, Carpenter
             Investments, Inc. and the shareholders
             of Aceros  Fortuna, S.A. de C.V. and
             Movilidad Moderna, S.A. de C.V. with
             respect to the purchase of all the
             capital stock of Aceros Fortuna and
             Movilidad Moderna is incorporated by
             reference to Exhibit 1 to Carpenter's
             Form 8-K Current Report dated
             July 28, 1993.

     N.      Special Severance Agreements entered
             into between Carpenter and each of
             the following executive officers:
             Robert W. Cardy, Dennis M. Draeger,
             G. Walton Cottrell, Nicholas F. Fiore,
             Robert W. Lodge, and John R. Welty
             are incorporated herein by reference
             to the form attached to Carpenter's
             1995 Form 10-K.

     O.      Trust Agreement between Carpenter
             and the Chase Manhattan Bank, N.A.,
             dated December 7, 1990 as amended and
             restated on May 1, 1997, relating in
             part to the Directors' Retirement Plan
             and the Deferred Compensation Plan for
             Nonmanagement Directors, is
             incorporated by reference to
             Exhibit E-83 to Carpenter's 1997
             Annual Report on Form 10-K.

     P.      Underwriting Agreement dated March 10, 1998
             between Carpenter and J.P. Morgan
             Securities Inc.; Credit Suisse First
             Boston Corporation; Bear, Stearns &
             Co. Inc. and Paine Webber Incorporated is
             incorporated herein by reference to
             Carpenter's Form 8-K/A filed on
             March 19, 1998.
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     Q.      Distribution Agreement dated
             March 31, 1998 between Carpenter and
             Credit Suisse First Boston Corporation
             and J.P. Morgan Securities Inc. is
             incorporated by reference to
             Exhibit 1 to Carpenter's Current Report
             on Form 8-K filed on April 15, 1998.

12.        Computations of Ratios of Earnings to
           Fixed Charges                               E-6

23.        Consent of Experts and Counsel
             Consent of Independent Accountants        E-7

24.        Powers of Attorney

             Powers of Attorney in favor of
             G. Walton Cottrell or John R. Welty.      E-8

27.        Financial Data Schedule                     E-15

99.        Additional Exhibits
             Agreement to Furnish Debt Instruments     E-16

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